UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Growth Trust
Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
(Name of Registrants as Specified in Their Charters)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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CFS Proxy Call Flow – Voting Campaigns

Hello, I am trying to reach < SH Full Name >. Is he/she available?
If yes, confirm SH identity
Who's Calling? (prior to confirming SH)
My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in < Specific Fund Name >.
< Use Alternate Scripting if appropriate >
Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote FOR the proposal. Would you like to vote along with the recommendations of the Board?
My name is < First name, Last name > and I'm calling on a recorded line regarding the upcoming shareholder meeting for the Eaton Vance Funds. Is < SH Full Name > available?
If yes
If a third party needs more info
If yes / If vote direction is given
If No / SH Declines to Vote
If Households for same SH:
I see you have additional investments in the < Specific Fund Names >. Would you like to vote the same way for those investments?
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of the Board?
Note: Look for other shareholders / JT TEN
If no
Vote direction is given
SH Declines to Vote after rebuttals
Is there a better time to reach them?
Thank you. I am recording a < For / Against / Abstain > vote on your investment(s) in < Specific Fund Names > and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< note: if SH declines, we can accept vote with correct zip or city >
< If appropriate >
We can be reached at 866-492-0863 and are available weekdays between 9 a.m. and 11 p.m. EST and between noon and 6 p.m. EST on Saturdays.
Thank you for your time. Have a great < day / evening >.
Thank you for your time and your vote. Have a great < day / evening >.
If yes
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak with them?
If no

CFS Proxy Rebuttals

SH states	Response
Why are you calling me?	The < *Specific Fund Name* > has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven't received it back. <Each Fund/ The Fund> would like to hear from all shareholders on this matter and we are calling to offer you the convenience of voting over the phone. The Board is recommending shareholders vote FOR the proposal. Would you like to vote along with the Board's recommendation?
I'm not interested / I don't want to vote / I don't have enough shares.	Every vote is important and helps bring <each Fund/ the Fund> a step closer to holding the meeting. If enough votes are not received, the shareholder meeting may have to be adjourned. The Board is recommending shareholders vote FOR the proposal. Would you like to vote along with the Board's recommendation?
I don't know how to vote.	Management is recommending shareholders vote FOR the proposal. I'd be happy to go over the proposal and answer any questions you may have.
My spouse takes care of this.	I understand. Are you authorizing your < *husband / wife / spouse* > to vote on your behalf? *(If yes)*: Are they available to speak with me? *(If spouse is unavailable)*: Your vote is very important to the fund(s). Since your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposal. This would only take a brief moment of your time. *(If spouse is not authorized)*: Your vote is very important to the fund(s). As I am only able to take a vote from an authorized party, I would be more than happy to assist you with voting by reviewing the proposal. This would only take a brief moment of your time.
My broker takes care of this.	I understand that your Broker may help you choose your investments, however the proposal for this proxy requires a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposal quickly for you now if you wish.
I don't have time right now.	I understand, however your vote is very important and voting now will only take a brief moment of your time. Management would like to hear from all shareholders on this matter and they have asked us to call to offer you the convenience of voting over the phone. The Board is recommending shareholders vote FOR the proposal. Would you like to vote along with the Board's recommendation?
I'll vote later / I'll vote via mail, online, etc.	I understand. <Each Fund/ The Fund> has asked us to call to offer you the convenience of voting over the phone which makes the voting process much easier and faster. I would be happy to record your vote for you now and send you a printed confirmation that your vote has been recorded. The Board is recommending shareholders vote FOR for the proposal. Would you like to vote along with the Board's recommendation?

CFS Rebuttals – Voting Campaigns

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I sold my shares / I no longer own those shares.	I understand. However, you were a shareholder as of the record date and therefore you are the only person who can vote those shares. The Board is recommending shareholders vote FOR the proposal. As a courtesy to the remaining shareholders, would you like to vote along with the Board's recommendation?
I've never received a call like this before.	This has become a standard in the industry and the proxy statement mentions that if your vote is not received you may receive a call offering you the convenience of voting by telephone. The Board is recommending shareholders vote FOR the proposal. Would you like to vote along with the Board's recommendation?
Is there strong opposition to the Board's recommendation?	Unfortunately, I do not have that information. We are just calling because not enough votes have been received to hold the meeting so we are calling to offer the convenience of voting over the phone. The Board is recommending shareholders vote FOR the proposal. Would you like to vote along with the Board's recommendation?
How many votes do you still need?	Unfortunately, I do not have that information. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would like to vote along with the recommendation of your Board, which is FOR the proposal?
I don't accept these types of calls / Do Not Call Me / Add Me to Your DNC List.	I understand how you feel about unwanted calls and will add you to our internal Do Not Call list. However, I did want to let you know that this call is regarding your current investment in the < *Specific Fund Name* > and we are simply calling to advise you of the shareholder meeting and are asking if you would like to register your vote.
I already voted.	**NO votes recorded in Proxy:** Thank you for voting. Our records indicate that your vote has not yet been updated in our system. I can record your vote for you now and send you a printed confirmation that your vote has been recorded. How would you like me to record your vote? **SOME BUT NOT ALL investments are voted:** - Ask for the vote on the investments that are NOT voted using the call flow. - Disposition the investments that are not voted as appropriate to the call. - Do NOT disposition the investments that are already voted.

CFS Rebuttals – Voting Campaigns

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